UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

Applied Optoelectronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.
Sugar Land, Texas 77478

(Address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Applied Optoelectronics, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders on June 6, 2024 (the “Annual Meeting”). Holders of an aggregate of 38,729,537 shares of the Company’s common stock at the close of business on April 12, 2024 were entitled to vote at the Annual Meeting, of which 25,783,457 or 66.57% of the eligible shares were represented in person or by proxy at the Annual Meeting. The matters voted upon at the Annual Meeting and the final results of those votes were as follows:

Proposal No. 1: Election of two Class II Directors.

	For	Withheld	Broker Non-Votes
William H. Yeh	12,883,866	4,397,128	8,502,463
Cynthia (Cindy) DeLaney	16,386,831	894,163	8,502,463

Proposal No. 2: To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain
25,518,024	159,790	105,643

Proposal No. 3: To approve on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
15,242,588	1,661,631	376,775	8,502,463

Proposal No. 4: To approve on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
16,870,029	97,371	208,403	105,191	8,502,463

In accordance with the stockholders’ recommendation, the Company has determined that it will continue to hold an advisory vote on the compensation of its named executive officers every year, until the next stockholder advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

Proposal No. 5: To approve the Applied Optoelectronics, Inc. 2021 Equity Incentive Plan, as amended, to increase the number of shares of common stock reserved for issuance under the plan by 2,000,000 shares and increase certain annual limits on the value of awards.

For	Against	Abstain	Broker Non-Votes
6,739,828	10,340,097	201,069	8,502,463

Proposal No. 6: To approve a portion of the award of performance-vesting restricted stock units (PSUs) granted to our Chief Executive Officer in June 2023 with respect to 355,871 shares at target level performance, which portion exceeded the prior annual limit on the value of awards granted under our 2021 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
15,067,633	1,775,241	438,120	8,502,463

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2024	APPLIED OPTOELECTRONICS, INC.

	By:	/s/ David C. Kuo
	Name	David C. Kuo
	Title:	Senior Vice President and Chief Legal Officer

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